EXHIBIT 10.2

REINSTATEMENT OF AND AMENDMENT TO
AGREEMENT OF PURCHASE AND SALE

THIS REINSTATEMENT OF AND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is entered into as of the 22nd day of November, 2017, by and between BIGS MORTGAGE LLC, a Delaware limited liability company and BIGS HOLDINGS LLC, a Delaware limited liability company (collectively, “Seller”) and PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation (“Purchaser”).

RECITALS

WHEREAS, Seller and Purchaser were parties to that certain Agreement of Purchase and Sale dated as of November 10, 2017 (the “Original Agreement”);

WHEREAS, pursuant to Section 4.5 of the Original Agreement, Purchaser exercised its right to terminate the Original Agreement on November 16, 2017 by sending a termination notice to Seller (the “Termination Notice”);

WHEREAS, Purchaser and Seller desire to reinstate the Original Agreement and to amend certain provisions of the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.       Recitals; Defined Terms. The Recitals set forth above are true and correct, and are incorporated herein by this reference. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Original Agreement. The term “Agreement” as used herein and in the Original Agreement shall mean and refer to the Original Agreement, as amended by this Amendment.

2.       Reinstatement. Seller and Purchaser hereby agree that (i) the Termination Notice is void, ab initio, as if the Termination Notice had never been sent, (ii) the Original Agreement is reinstated, ratified and confirmed as if the Original Agreement never had been terminated, and (iii) the Original Agreement is in full force and effect, as amended hereby.

3.       Inspection Period. Purchaser hereby waives its right to terminate the Agreement pursuant to Section 4.5 of the Original Agreement. Purchaser acknowledges that the Inspection Period has, by its terms, expired and that Purchaser will deposit the Additional Earnest Money on or before November 21, 2017 in accordance with the terms of Section 3.1 of the Agreement.

4.       Title and Survey. Purchaser hereby waives its right to terminate the Agreement pursuant to Section 5.3.2 of the Original Agreement.

5.       Deposit of Additional Earnest Money. The second sentence of Section 3.1 of the Original Agreement is hereby deleted in its entirety and the following is inserted in its stead: “Purchaser, no later than 5:00 p.m. Chicago time on November 22, 2017, shall deposit the Additional Earnest Money, as specified in Section 1.1.4 above, with Escrow Agent.”

6.       Closing Date. Section 1.1.14 of the Original Agreement is hereby amended by deleting “November 28, 2017” and inserting “November 30, 2017” in its stead.

7.       Credit. Seller and Purchaser hereby agree that at Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to $1,750,000.00.

8.       Ratification; Conflicts. Except as expressly amended or modified herein, all other terms and conditions of the Original Agreement are hereby ratified and confirmed and shall remain and continue in full force and effect. In the event of any inconsistency or conflict between this Amendment and the Original Agreement, the provisions of this Amendment shall control.

9.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an electronic signature page shall have the same legal effect as delivery of an original signature page.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first hereinabove written.

SELLER:

BIGS MORTGAGE LLC, a Delaware limited liability company

By:   /s/ Christina Li
Printed Name: Christina Li

Title: Authorized Signatory

BIGS HOLDINGS LLC, a Delaware limited liability company

By:   /s/ Christina Li
Printed Name: Christina Li

Title: Authorized Signatory

PURCHASER:

PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation

By:   /s/ Pendleton P. White, Jr.
Printed Name: Pendleton P. White, Jr.

Title: President